FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-54016

GABELLI INVESTOR FUNDS, INC.

The Gabelli ABC Fund

Supplement dated July 18, 2024
to

Prospectus and Statement of Additional Information, each dated April 29, 2024

This supplement amends certain information in the prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 29, 2024, of The Gabelli ABC Fund (the “Fund”), a series of Gabelli Investor Funds, Inc. Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus and/or SAI, as applicable.

Purchase of Fund Shares

The first sentence under each of the headings “Summary of the Fund—Purchase and Sale of Fund Shares” and “Purchase of Shares—Minimum Investments” in the Prospectus is hereby replaced in its entirety with the following:

The minimum initial investment for Class AAA and Advisor Class shares is $1,000.

Additionally, the information under the heading “Purchase of Shares—Additional Purchase Information” in the Prospectus is hereby replaced in its entirety with the following:

Retirement Plans/Education Savings Plans. The Fund makes available IRAs and Coverdell Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” The minimum initial investment in all such retirement and education savings plans is $1,000. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan. The Fund offers an automatic monthly investment plan. The minimum investment for accounts establishing an automatic investment plan is $1,000. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365, or visit our website at www.gabelli.com.

Conversion Among Classes Based on Eligibility Criteria. Shareholders who hold their shares of the Fund directly at the Fund’s transfer agent are only eligible to hold the class of Fund shares with the lowest Distribution and Service (Rule 12b-1) Fees for which such shareholders are otherwise eligible to purchase or hold based on the minimum investment requirements and other eligibility criteria for that class.

In determining whether a shareholder is eligible to continue to hold any particular class of Fund shares, the Adviser considers each class’s minimum investment requirements and other eligibility criteria. See “Classes of Shares” herein.

The Adviser will make the foregoing eligibility determinations at least once per calendar year (the “Determination Date”). Based on this determination, if a shareholder who holds its shares directly at the Fund’s transfer agent is eligible to hold a class of Fund shares with lower Distribution and Service (Rule 12b-1) Fees, any of such shareholder’s shares not already held as that class will be converted to that class within approximately 30 calendar days following the Determination Date. In no event will a shareholder’s shares be converted to a class of shares bearing higher Distribution and Service (Rule 12b-1) Fees, irrespective of the foregoing eligibility determinations.

For U.S. federal income tax purposes, the conversion of a shareholder’s investment from one class of shares of the Fund to another class of shares of the Fund generally should not result in the recognition of gain or loss. Thus, in general, the shareholder’s tax basis in the new class of shares immediately after the conversion should equal the shareholder’s tax basis in the converted shares immediately before the conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

Redemption of Shares

In addition, the information under the headings “Redemption of Shares—Automatic Cash Withdrawal Plan” and “—Involuntary Redemption” is hereby replaced in its entirety with the following:

Automatic Cash Withdrawal Plan. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $1,000 in your account, and if your account is directly registered with SS&C GIDS. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption. The Fund may redeem all shares in your account (other than an IRA or Coverdell education savings account) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE